EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-Sep-06                                                                                                                  30-Sep-06
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                            Period #
25-Oct-06                                         ------------------------------                                                  29

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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,120,934       $344,088,828
     Reserve Account                                                       $9,683,915         $7,449,165
     Yield Supplement Overcollateralization                               $10,287,158         $2,090,601
     Class A-1 Notes                                                     $313,000,000                 $0
     Class A-2 Notes                                                     $417,000,000                 $0
     Class A-3 Notes                                                     $470,000,000        $52,164,451
     Class A-4 Notes                                                     $256,312,000       $256,312,000
     Class B Notes                                                        $33,521,000        $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $367,866,676
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $15,076,029
           Receipts of Pre-Paid Principal                                  $7,939,364
           Liquidation Proceeds                                              $284,373
           Principal Balance Allocable to Gross Charge-offs                  $478,083
        Total Receipts of Principal                                       $23,777,848

        Interest Distribution Amount
           Receipts of Interest                                            $1,516,709
           Servicer Advances                                                   $5,272
           Reimbursement of Previous Servicer Advances
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $64,245
           Net Investment Earnings                                            $29,537
        Total Receipts of Interest                                         $1,615,763

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $24,915,528

     Ending Receivables Outstanding                                      $344,088,828

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $353,131
     Current Period Servicer Advance                                           $5,272
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $358,403

Collection Account
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     Deposits to Collection Account                                       $24,915,528
     Withdrawals from Collection Account
        Servicing Fees                                                       $306,556
        Class A Noteholder Interest Distribution                             $877,702
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                              $98,328
        Regular Principal Distribution                                    $23,598,484
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                    $34,458
     Total Distributions from Collection Account                          $24,915,528

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                       $34,458
     Total Excess Funds Released to the Depositor                             $34,458

Note Distribution Account
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     Amount Deposited from the Collection Account                         $24,574,515
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $24,574,515

Distributions
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     Monthly Principal Distributable Amount                           Current Payment     Ending Balance      Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0           $0.00       0.00%
     Class A-2 Notes                                                               $0                 $0           $0.00       0.00%
     Class A-3 Notes                                                      $23,598,484        $52,164,451          $50.21      11.10%
     Class A-4 Notes                                                               $0       $256,312,000           $0.00     100.00%
     Class B Notes                                                                 $0        $33,521,000           $0.00     100.00%

     Interest Distributable Amount                                    Current Payment         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $168,573              $0.36
     Class A-4 Notes                                                         $709,130              $2.77
     Class B Notes                                                            $98,328              $2.93



Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0              $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0              $0
     Class B Interest Carryover Shortfall                                          $0                 $0              $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       33,049             32,149
     Weighted Average Remaining Term                                            24.24              23.33
     Weighted Average Annual Percentage Rate                                    4.61%              4.61%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $309,588,737             89.97%
        1-29 days                                                         $28,065,758              8.16%
        30-59 days                                                         $4,835,821              1.41%
        60-89 days                                                           $791,091              0.23%
        90-119 days                                                          $273,945              0.08%
        120-149 days                                                         $533,476              0.16%
        Total                                                            $344,088,828            100.00%
        Delinquent Receivables +30 days past due                           $6,434,333              1.87%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $478,083
        Recoveries for Current Period                                         $64,245
        Net Write-Offs for Current Period                                    $413,837

        Cumulative Realized Losses                                         $6,478,514


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,213,288                 68
        Ending Period Repossessed Receivables Balance                        $971,656                 57
        Principal Balance of 90+ Day Repossessed Vehicles                    $161,202                 11



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $2,269,965
     Beginning Period Amount                                               $2,269,965
     Ending Period Required Amount                                         $2,090,601
     Current Period Release                                                  $179,364
     Ending Period Amount                                                  $2,090,601
     Next Distribution Date Required Amount                                $1,918,905

Reserve Account
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     Beginning Period Required Amount                                      $7,449,165
     Beginning Period Amount                                               $7,449,165
     Net Investment Earnings                                                  $29,537
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                         $7,449,165
     Ending Period Amount                                                  $7,449,165

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